UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 25, 2005


                         CURATIVE HEALTH SERVICES, INC.
             (Exact name of registrant as specified in its charter)

           Minnesota                  000-50371               51-0467366
(State or other jurisdiction of      (Commission           (I.R.S. Employer
 incorporation or organization)      File Number)          Identification No.)


                               61 Spit Brook Road
                           Nashua, New Hampshire 03060
               (Address of principal executive offices) (zip code)


                                 (603) 888-1500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

                          ----------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01   Other Events

        On August 25, 2005, Curative Health Services, Inc. announced in a press release that the Board of Directors has formed a Special Committee and engaged UBS Investment Bank as its financial advisor to consider and analyze various strategic and financial alternatives. The press release is attached hereto as
Exhibit 99.1.


Item 9.01   Financial Statements and Exhibits

(c)  Exhibits

     Exhibit No.         Description of Exhibit
     ----------          ----------------------

        99.1             Press Release dated August 25, 2005





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CURATIVE HEALTH SERVICES, INC.


Date:  August 29, 2005                 By:  /s/ Thomas Axmacher
                                                -------------------------------
                                                Thomas Axmacher
                                                Chief Financial Officer

                                  EXHIBIT INDEX



     Exhibit No.          Description of Exhibit
     ----------           ----------------------

        99.1              Press Release dated August 25, 2005